                               TENTH AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT,
                AMENDMENT AGREEMENT, AMENDED AND RESTATED PLEDGE
                        AGREEMENT AND SECURITY AGREEMENT


         This Tenth Amendment to Amended and Restated Credit Agreement and Amendment Agreement (this "Amendment" or this "Tenth Amendment") is entered into on February 7, 2002 between Bank One, Michigan, fka NBD Bank ("Bank One"), PNC Bank, National Association (collectively with Bank One, the "Banks"), with Bank One as agent for the Banks (the "Agent"), Owosso Corporation ("Owosso"), Ahab Investment Company, DWZM, Inc. ("DWZM"), SMX Liquidation Corp., Inc., f/k/a Snowmax Incorporated ("Snowmax"), GBMC, Inc. ("GBMC"), Stature Electric, Inc. ("Stature"), Owosso Motor Group, Inc., AAC Liquidation Corp., Inc., f/k/a Astro Air Coils, Inc. ("Astro Air"), Motor Products-Ohio Corporation, Motor Products-Owosso Corporation and Owosso-Delaware, Inc., f/k/a Cramer Company ("Cramer") (collectively, the "Borrowers").

                                    RECITALS

         This Amendment is based on the following recitals ("Recitals"), which are incorporated into and made a part of this Amendment:

         1. The Banks and the Borrowers are parties to an Amended and Restated Credit Agreement dated as of January 22, 1999, as amended by a First Amendment to Amended and Restated Credit Agreement dated as of June 14, 2000, a Second Amendment to Amended and Restated Credit Agreement dated as of September 28, 2000, a Third Amendment to Amended and Restated Credit Agreement, Revolving Credit Note, Amended and Restated Pledge Agreement and Security Agreement dated effective as of October 29, 2000, a Fourth Amendment to Amended and Restated Credit Agreement, Revolving Credit Notes and Security Agreement dated as of November 30, 2000, a Fifth Amendment to Amended and Restated Credit Agreement, Revolving Credit Notes, Amended and Restated Pledge Agreement and Security Agreement dated January 24, 2001, an Amendment Agreement dated February 12, 2001 (the "Amendment Agreement"), a Seventh Amendment to Amended and Restated Credit Agreement dated as of May 9, 2001, an Eighth Amendment to Amended and Restated Credit Agreement and Amendment Agreement dated as of July 31, 2001 and a Ninth Amendment to Amended and Restated Credit Agreement and Amendment Agreement dated January 7, 2002 (as amended, the "Loan Agreement") and two Amended and Restated Revolving Credit Notes dated as of October 26, 2001 each running in favor of one of the Banks (the "Notes") as well as various other documents executed previously, simultaneously therewith or subsequently (all of the foregoing, including the Loan Agreement, are collectively referred to as the "Loan Documents"). Capitalized terms used but not defined in this Tenth Amendment have the same meanings as in the Amendment Agreement.

         2. Each Party acknowledges and agrees that (i) the Amendment Agreement is in full force and effect; (ii) the Banks have fully performed all of their obligations under the Loan Documents (including the Amendment Agreement); (iii) the Banks have no obligation to continue to lend to Borrowers or to forbear from enforcing their rights and remedies beyond the Forbearance Period; and (iv) the Banks have made no representations of any nature or kind that funding in any amount will continue, or that the Forbearance Period will be extended beyond the expiration thereof.

         3. Each Party represents and warrants to the Banks that it has received direct and substantial economic benefit from all of the Obligations and that it will continue to receive direct and substantial economic benefit from such loans, and from any other loans made or which may be made in the future to any of the Borrowers.

         4. Under the terms of the Amendment Agreement, the Parties previously agreed to satisfy all of the Obligations by February 15, 2002, and under the terms of the Amendment Agreement all Obligations were due and owing in full on that date. The Parties have advised the Lenders that they will be unable to satisfy all of the Obligations by February 15, 2002 due to an inability to complete their plan by that date but have advised the Lenders that they intend to continue to implement the plan and believe that continuation of the plan will result in satisfaction in full of the Obligations by December 31, 2002.

         5. Subject to the terms and conditions of this Tenth Amendment, and in reliance on the Parties' agreements, acknowledgments, representations, and warranties in this Tenth Amendment, the Banks have agreed to amend the Loan Documents, and forbear from enforcing their rights and remedies on account of the Specified Defaults under the Loan Documents and applicable law, as set forth below.

                                    AGREEMENT

         Based on the foregoing Recitals (which are incorporated herein as representations, warranties, acknowledgments and agreements of the parties, as the case may be) and for other good and valuable consideration, the receipt and adequacy of which is mutually acknowledged by the parties hereto, Borrowers and Banks agree as follows:

         A.   The Loan Agreement and Amendment Agreement are amended as follows:

              (1) The "Commitment" of each of the Banks is hereby permanently reduced to the following amounts as of the date of this Agreement: for Bank One, $16,290,900, for PNC, $9,309,100 and collectively $25,600,000. Any borrowings in excess of the lesser of (a) the reduced Commitments less the total amount of L/C Outstandings or (b) the Borrowing Base are immediately due and payable.

              (2) Section 2.2(d) of the Loan Agreement is amended and restated in its entirety to read as follows:

                  "(d) The Commitments will additionally cumulatively
              reduce by the following amounts at the following times in accordance with the terms of this Section 2.2:

                   Cumulative                 New
Date               Reduction                  Commitment
----               ----------                 ----------
On or before
July 1, 2002       $12,000,000                $13,600,00.00

                         As part of the calculation of the cumulative reduction,
                  the Commitments will reduce on a dollar for dollar basis by 100% of the net proceeds (net only of reasonable costs of closing pursuant to sale terms and conditions acceptable to the Banks in their reasonable discretion) promptly upon the Borrowers' receipt thereof of the sale of any of the assets of the Borrowers, including without limitation the real estate owned by Snowmax and Cramer, and by 100% the face value of any Letter of Credit or full amount of any cash deposit related thereto returned to either of the Banks promptly upon the Borrowers' receipt thereof."

                  (3) A new definition of "Additional Amount" is added to
         Section 1.1 of the Loan Agreement as follows:

                         ""Additional Amount" means $19,835,000, less the
                  following amounts: (a) immediately upon the Borrowers' receipt thereof, 100% of the net proceeds (net only of reasonable costs of closing pursuant to sale terms and conditions acceptable to the Banks in their reasonable discretion) of the sale of any of the assets of the Borrowers, including without limitation the real estate owned by Snowmax and Cramer, and the face value of any Letter of Credit or full amount of any cash deposit related thereto returned to either of the Banks, and (b) the Reduction Amount. "Reduction Amount" means a cumulative amount equal to 5% of the Borrowers' total collections beginning March 25, 2002, adjusting monthly on or before the fifth day of each month based on the calculation as of the end of the prior month."

                  (4) The definition of "Borrowing Base" set forth in the Loan Agreement is amended and restated in its entirety to read as follows:

                           ""Borrowing Base" means (a) 80% of the net amount of
                  Eligible Receivables, plus (b) 50% of the lesser of cost or market value, or any other reasonable valuation approved by the Agent, of Eligible Inventory, plus (c) the Additional Amount, minus (d) the total amount of L/C Outstandings."

                  (5) The definition of "Floating Rate" set forth in the Loan Agreement is amended and restated in its entirety to read as follows:

                         ""Floating Rate" means (a) for the period through and
                  including June 30, 2002, the per annum rate equal to the sum of 1.75% plus the Prime Rate in effect from time to time, and for the period commencing July 1, 2002 and continuing at all times thereafter, the per annum rate equal to the sum of 2.75% plus the Prime Rate in effect from time to time, which Floating Rate shall change simultaneously with any change in such Prime Rate."

                  (6) Subsection (b) of the definition of "Interest Payment Date" set forth in the Loan Agreement is amended and restated in its entirety to read as follows:

                         "(b) with respect to any Floating Rate Loan, the 15th
                  day of each February, May, August and November occurring after the date hereof, commencing with the 15th day of February, 1999, through and including January 31, 2001, and on the first day of each calendar month commencing February 1, 2002 and continuing at all times thereafter (with the interest payment due on February 1, 2002 to include all accrued but unpaid interest for the period through February 1, 2002)."

                  (7) The last sentence of Section 2.1 of the Loan Agreement, which currently reads "Notwithstanding anything to the contrary in this Agreement, the maximum principal amount to be advanced to the Borrowers any time may not exceed the lesser of (a) the Borrowing Base and (b) the Commitments", is amended and restated in its entirety to read as follows:

                         "Notwithstanding anything to the contrary in this
                  Agreement, the maximum principal amount to be advanced to the Borrowers at any time may not exceed the lesser of (a) the Borrowing Base and (b) the Commitments minus the total amount of L/C Outstandings."

                  (8) Section 1 of the Amendment Agreement is amended and restated in its entirety to read as follows:

                         "1. Forbearance. Subject to the following conditions
                  precedent and those set forth elsewhere in this Agreement, Lenders agree to forbear from enforcing their rights and remedies, whether under the Loan Documents or otherwise available at law or in equity in connection therewith, based on the Specified Defaults and the Additional Defaults (as defined in the Tenth Amendment); as well as their rights and remedies based solely on any worsening of the Specified Defaults or the Additional Defaults or any future defaults arising only under Sections 5.2(a), (b) or (c) of the Loan Agreement, through December 31, 2002 (the "Forbearance Period")

                         (a) Bank One as Agent receives, on or before February
                  8, 2002, a fully executed copy of this Agreement, together with fully executed copies of all Exhibits hereto that require signature, by facsimile, with original signatures to follow by overnight delivery.

                         (b) There are no further or additional Events of
                  Default, or defaults under this Agreement or the Loan Documents, and each Party complies with all terms and conditions of this Agreement and the Loan Documents to which they are a party."

                  (9) Section 8 of the Loan Agreement is amended by adding the following new text at the end thereof:

                         "As part of satisfying the Obligations upon expiration
                  of the Forbearance Period, the Borrowers must either return to the Banks all original, undrawn Letters of Credit or cash collateralize in full all unreturned Letters of Credit."

                  (10) Section 7(g) of the Amendment Agreement is amended and restated in its entirety to read as follows:

                         "(g) Notwithstanding anything to the contrary in the
                  Loan Documents, if the Borrowers' aggregate capital expenditures during their 2001 fiscal years ending on or about October 28, 2001 exceed $3,167,000 for maintenance expenditures or $900,000 for other expenditures, or for the period from November 1, 2001 through December 31, 2002 exceed $750,000."

                  (11) Schedules 23(i), (j) and (k) attached hereto amend and replace those Schedules to the Amendment Agreement.

                  (12) The notice addresses set forth in Section 25 of the Amendment Agreement are amended as follows:

                         (a) The Borrowers' copy previously required to be sent
                  to Baldo Carnecchia should instead be sent to Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, Attention: Lisa Kabnick, Esq., facsimile (215) 981-4750.

                         (b) The PNC contact is Frank Devine instead of William
                  Breisch.

                         (c) The Bank One contact is Christer Lucander instead
                  of Barry Rourke.

                  (13) Section 7(f) of the Amendment Agreement is amended to delete the existing financial covenants for February 2002 only in their entireties and to add the following new financial covenants:

                  "Borrowers' consolidated EBITDA on a cumulative basis for the period commencing October 29, 2001 shall not be less than the following amounts at the following dates: January 27, 2001:
                  ($202,000); April 28, 2002: $921,000; July 28, 2002:
                  $2,640,000; and October 27, 2002: $4,410,000.

                  For the months of March, 2002 through and including December 2002, monthly "Business Unit Income" (according to the line item included in the Borrowers' financial reporting calculated consistently with the financial reporting previously provided to the Banks) for Stature, and for Motor Products-Owosso Corporation and Motor Products-Ohio Corporation on a consolidated basis, shall not be less than $0.

                  For the months of March, 2002 through and including December 2002, the Borrowers' aggregate "corporate" and "MIS" expenses for each month shall not exceed by more than 5% the amount budgeted for such month."

                  The budget for corporate and MIS expenses is attached hereto as Exhibit A.

                  (14) Sections 7(b) and (d) of the Amendment Agreement are amended to amend the references to "$100,000" to instead read "$5,000".

                  (15) Sections 26(d) and (e) of the Amendment Agreement are amended to amend the references to $100,000" to instead read "$25,000".

         B. The Notes are amended and restated in their entireties by the Amended and Restated Revolving Credit Notes in the form of collective Exhibit B hereto (the "New Notes"). In addition, the Continuing Security Agreements in the form of collective Exhibit C hereto (which run in favor of the Agent in such capacity) replace the Continuing Security Agreements executed in connection with the Ninth Amendment to Amended and Restated Credit Agreement and Amendment Agreement.

         C. The Borrowers are in default under Section 7(f) of the Amendment Agreement for the months of December 2001 and January 2002 (the "Additional Defaults"). The Banks agree to forbear with respect to the Additional Defaults as if they were Specified Defaults provided that there are no further Events of Default. The foregoing accommodation shall not be deemed to constitute a consent to or agreement to forbear with respect to any future defaults or Events of Default.

         D. In addition to any other fees provided for under the Loan Documents, Borrowers must pay to the Agent, for the benefit of the Banks, on or before the 15th day of each month commencing April 2002 and continuing thereafter a commitment fee equal to 1/12 of 1% of the Adjusted Commitments. For purposes of this subsection, "Adjusted Commitments" means average level of the Commitments during the prior month less the L/C Outstandings as of the end of the prior month.

         E. The Borrower acknowledge that they have entered into various interest rate swap agreements with the Banks which expire by their terms in July 2002, and that the Banks have indicated it is not currently their intention to renew or extend such swap agreements or to otherwise refinance any amounts that might be owing by the Borrowers to the Banks upon termination of these swap agreements.

         F. The Banks acknowledge that the Borrowers have advised them of a desire to execute a put for 75,000 shares of Owosso stock in exchange for a subordinated promissory note of Owosso in the amount of $600,000 (the "Put Note"), which put cannot be executed by Owosso without the consent of the Banks. The Banks agree that, provided all documentation relative to the put is provided to the Banks and is acceptable to the Banks in their reasonable discretion, and provided further that the holder of the Put Note executes a subordination agreement in form and substance acceptable to the Banks providing, among other things, that no payments of principal or interest may be made by Owosso with respect to the Put Note until such time as the Obligations have been fully and finally paid, they will consent to the execution of the put and the issuance of the Put Note.

         G. Borrowers acknowledge that, consistent with the terms of the Loan Documents, the Banks have requested evidence that they are named as lender loss payee and, where appropriate, mortgagee payee, on all of Borrowers' property and casualty insurance. Borrowers will continue to work with the Banks to ensure that the Banks receive evidence of such coverage, extending to all Borrowers and all addresses and otherwise in form and substance reasonably acceptable to the Agent in its sole discretion. Borrowers additionally acknowledge that on January 2, 2002 they notified the Banks of completed name changes for Snowmax, Cramer and Astro Air and a completed corporate dissolution for Ahab International Investment Company and impending corporate dissolutions of GBMC and DWZM, all of which constitute events of default under the Loan Documents. Borrowers represent and warrant that the name changes have occurred within the past four months, none of the other Borrowers have changed their names and that Ahab International did not own or hold at the time of its dissolution, and GBMC and DWZM do not currently own or hold, any material assets and that any assets owned at the time of dissolution were or will be paid over to Owosso. Provided that the Borrowers provide the Banks with notice of the completion of the dissolutions of GBMC and DWZM and that at the time of dissolution they do not own or hold any materials assets, the Banks hereby agree to waive any defaults arising under the Loan Documents by virtue of the name changes of Snowmax, Cramer and Astro Air and the completed or planned corporate dissolutions of Ahab International, GBMC and DWZM, although the foregoing waiver shall not limit or affect any liability Borrowers may otherwise have to the Banks, including any indemnification obligations, with respect to these name changes and/or corporation dissolutions. Borrowers further agree that they will notify the Banks in writing in advance of the closures of any offices or facilities of any of the Borrowers and of any new addresses for such Borrowers.

         H. From and after the date of this Amendment, references in the Loan Documents (i) to the Loan Agreement are to be treated as referring to the Loan Agreement, as amended by this Amendment, (ii) to the Notes are to be treated as referring to the New Notes, and (iii) (iv) to "obligations", "Obligations" and "liabilities" are to be treated as referring to all indebtedness and obligations referred to in this Amendment or the Loan Documents.

         I. Subsequent to execution and delivery of this Amendment, Borrowers must cause to be executed and delivered to the Banks such financing statements, resolutions and other agreements that the Banks may reasonably require to effectuate the transactions contemplated by this Amendment. Borrowers must pay all costs and expenses (including reasonable attorneys' fees) incurred by the Banks in connection with this Amendment and acknowledge and agree that as of the date of this Amendment they owe the following amounts: $125,000 to the Agent to reimburse the Banks for unreimbursed legal fees and expenses; and $150,000 to the Agent with respect to the forbearance fee due on February 15, 2002 (the "Fees Owing"). The Fees Owing will be paid by the Borrowers to the Agent at the rate of $27,500 per month on the first day of each month commencing March 1, 2002 and continuing on the first day of each month thereafter, provided, however, that simultaneous with the closing of any sale of Motor Products-Ohio Corporation and Motor Products-Owosso Corporation the Fees Owing and any other fees that may at that time be due and owing by the Borrowers to either the Agent or the Banks, including without limitation reimbursement for additional reasonable legal fees and expenses, must be paid in full. Until such time, the Borrowers will reimburse the Banks for all legal fees and costs other than those included within the Fees Owing within 15 business days of the submission of an invoice. Simultaneous with execution and delivery of this Amendment, Borrowers must provide the Banks with a complete list of all remaining collateral and assets of all of the Borrowers other than Stature, Motor Products-Owosso Corporation and Motor Products-Ohio Corporation, including without limitation real and personal property and anticipated tax refunds.

         J. Each Borrower expressly acknowledges and agrees that (i) each Borrower, jointly, jointly and severally, and severally remains liable for any and all obligations and indebtedness under the Loan Documents and (ii) except to the extent heretofore or herein released, all collateral security and security interests, liens, pledges, and mortgages heretofore or hereafter granted the Banks including, without limitation, such collateral, security interests, liens, pledges, and mortgages granted under the Loan Documents, extend to and cover all of each Borrower's obligations to the Banks, now existing or hereafter arising including, without limitation, those arising in connection with this Amendment and under all guaranty agreements now or in the future given by any Borrower in either Bank's favor, each Borrower's present and future obligations to the Banks under foreign exchange contracts, derivatives or hedging transactions, including but not limited to interest rate, commodity, currency, or credit swaps or options that may be provided from time to time by the Banks to the Borrowers, all of which security interests, liens, pledges, and mortgages are ratified, reaffirmed, confirmed and approved.

         K. There are no promises or inducements which have been made to any signatory hereto to cause such signatory to enter into this Tenth Amendment other than those which are set forth in this Tenth Amendment.

         L. Reservation of Rights.

            (a) The Amendment Agreement grants a limited forbearance until the expiration of the Forbearance Period on the terms and conditions set forth in the Amendment Agreement (as amended by this Tenth Amendment). Except for such forbearance through the expiration of the Forbearance Period and notwithstanding anything to the contrary in this Tenth Amendment or the Amendment Agreement, all of the Banks' rights and remedies with respect to the Parties are expressly reserved. Likewise, nothing herein shall be deemed to constitute a waiver of any default existing as of the date hereof or new Events of Default or defaults or shall in any way prejudice the rights and remedies of the Banks under the Loan Documents (including the Amendment Agreement) or applicable law. Further, the Banks shall have the right to waive any conditions set forth in this Tenth Amendment or the Loan Documents, in their sole discretion, and any waiver shall not prejudice, waive or reduce any other right or remedy which the Banks may have against the Parties or any of them. However, the Parties agree that no waiver by the Banks of any right or condition of this Tenth Amendment or the Loan Documents shall be effective unless contained in a writing signed by an authorized agent of the Agent or each of the Banks, as appropriate.

            (b) ANYTHING CONTAINED IN THIS TENTH AMENDMENT OR IN ANY OTHER AGREEMENT TO THE CONTRARY NOTWITHSTANDING, NOTHING CONTAINED IN THIS TENTH AMENDMENT OR IN ANY OTHER AGREEMENT SHALL IN ANY WAY RESTRICT OR PROHIBIT THE BANKS' RIGHT TO BLOCK, STOP OR PROHIBIT PAYMENTS TO ANY SUBORDINATED CREDITOR

         M. Each Borrower represents and warrants to the Banks that:

                  (1) (a) The execution, delivery and performance of this Amendment by each Borrower and all agreements and documents delivered by each Borrower in connection with this Amendment have been duly authorized by all necessary corporate or other organizational action and does not and will not require any consent or approval of its stockholders or members, violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or of its articles of incorporation, articles of organization, or bylaws, or result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Borrower is a party or by which it or its properties may be bound or affected.

                      (b) No authorization, consent, approval, license, exemption of or filing a registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary to the valid execution, delivery or performance by Borrowers of this Amendment and all agreements and documents delivered in connection with this Amendment.

                      (c) This Amendment and all agreements and documents delivered by Borrowers in connection with this Amendment are the legal, valid and binding obligations of each Borrower enforceable against it in accordance with the terms thereof.

                  (2) After giving effect to the amendments contained in this Amendment, all of the representations and warranties contained in the Loan Documents are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

                  (3) Each Borrower's interim financial statements furnished to the Banks, which have been provided through December 23 2001, fairly present such Borrower's financial condition as at such dates and the results of such Borrower's operations for the periods indicated, with the exception of the fact that inventory values for Snowmax and Astro Air were collectively overstated by $425,000. The Borrowers' consolidated financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, and since the date of the last such financial statement there has been no material adverse change in such financial condition.

                  (4) Except for the Specified Defaults, such Borrower has duly and properly performed, complied with and observed each of its covenants, agreements, and obligations contained in the Loan Documents.

                  (5) Any party executing this Tenth Amendment in a representative capacity on behalf of such Borrower has the authority to execute this Tenth Amendment and legally bind such Borrower.

                  (6) Such Borrower has not assigned any claim, set off or defense to any individual or entity.

         N. This Tenth Amendment and all of the Exhibits and other written material delivered by any one or more of the Parties to the Banks in connection with the transactions contemplated hereby do not contain any statement that is false or misleading with respect to any material fact and do not omit to state a material fact necessary in order to make the statements therein not false or misleading. There is no additional fact of which any Party is aware that has not been disclosed in writing to the Banks that materially affects adversely or, so far as each Party can reasonably foresee, will materially affect adversely, any Party's financial condition or business prospects.

         O. The terms and provisions of this Amendment amend, add to and constitute a part of the Loan Agreement, the Amendment Agreement and the other Loan Documents. Except as expressly modified and amended by the terms of this Amendment, all of the other terms and conditions of the Loan Agreement, the Amendment Agreement and the other Loan Documents remain in full force and effect and are ratified, reaffirmed, confirmed, and approved.

         P. No failure or delay on the part of the Agent or either of the Banks in the exercise of any power or right, and no course of dealing between any one or more of the Parties and the Agent or either of the Banks, operates as a waiver of such power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. The remedies provided for herein are cumulative and not exclusive of any remedies which may be available to the Agent or either of the Banks at law or in equity. No notice to or demand on any Party not required hereunder or under the Loan Documents entitles any such Party to any other or further notice or demand in similar or other circumstances, or waives the right of the Agent or either of the Banks to any other or further action in any circumstances without notice or demand. Any waiver of any provision of this Tenth Amendment or the Loan Documents and any consent to any departure by any one or more of the Parties from the terms of any provision of this Tenth Amendment or the Loan Documents is effective only if in writing signed by an authorized officer of the Agent or the Banks, as appropriate, and only in the specific instance and for the specific purpose for which given.

         Q. All agreements, representations and warranties made in this Tenth Amendment (and all agreements referred to or incorporated herein) survive the execution of this Tenth Amendment (and all documents and agreements referred to or incorporated herein). Notwithstanding anything in this Tenth Amendment (or any documents or agreements referred to or incorporated herein) to the contrary, no investigation or inquiry by the Agent or the Banks (including by their agents) with respect to any matter which is the subject of any representation, warranty, covenant or other agreement set forth herein or therein is intended, nor shall it be interpreted, to limit, diminish or otherwise affect the full scope and effect of any such representation, warranty, covenant or other agreement. All terms, covenants, agreements, representations and warranties of each Party made herein (or in any documents or agreements referred to or incorporated herein), or in any certificate or other document delivered or to be delivered pursuant hereto, are deemed to be material and to have been relied upon by the Agent and the Banks, notwithstanding any investigation heretofore or hereafter made by the Agent or the Banks or their agents.

         R. The execution and delivery of this Tenth Amendment (and all agreements and documents referred to herein) does not impair or affect any other security (by endorsement or otherwise) for the Obligations, or any one or more of the Parties' other obligations to the Banks. No security taken before or after as security for the Obligations impairs or affects this Tenth Amendment (or any agreement or document referred to herein). All present and future additional security is to be considered as cumulative security.

         S. This Tenth Amendment and the Exhibits and Schedules hereto constitute the Parties' and the Banks' entire understanding with respect to the subject matter hereof. Modifications or amendments to this Tenth Amendment must be in writing and signed by the party to be charged in order to be effective. This Tenth Amendment is governed by the internal laws of the State of Michigan (without regard to conflicts of law principles). This Tenth Amendment is binding on each Party and their respective successors, assigns, heirs, and personal representatives and shall inure to the Banks' benefit and the benefit of their successors and assigns. If any provision of this Tenth Amendment conflicts with any applicable statute or law, or is otherwise unenforceable, such offending provision is null and void only to the extent of such conflict or unenforceability, and is deemed separate from and does not invalidate any other provision of this Tenth Amendment.

         T. This Tenth Amendment is being entered into among competent persons, who are experienced in business and represented by counsel, and has been reviewed by the Parties and their counsel, if any. Therefore, any ambiguous language in this Tenth Amendment will not necessarily be construed against any particular party as the drafter of such language.

         U. If there is an express conflict between the terms of this Amendment and the terms of the Loan Agreement or the other Loan Documents, the terms of this Amendment govern and control.

         V. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one instrument.

         W. STATUTE OF FRAUDS. THIS TENTH AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE BANKS AND THE PARTIES WITH REGARD TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. ALL PRIOR AND CONTEMPORANEOUS ORAL AGREEMENTS, IF ANY, BETWEEN EITHER OF THE BANKS OR THE AGENT, ON THE ONE HAND, AND ANY ONE OR MORE OF THE PARTIES, ON THE OTHER HAND, ARE MERGED INTO THIS TENTH AMENDMENT AND SHALL NOT SURVIVE THE EXECUTION OF THIS TENTH AMENDMENT.

         X. WAIVER OF JURY TRIAL.

            BORROWERS AND BANKS EACH ACKNOWLEDGE THAT THE RIGHT TO A TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT THE RIGHT MAY BE WAIVED. BORROWERS AND BANKS EACH KNOWINGLY, VOLUNTARILY, IRREVOCABLY AND WITHOUT COERCION, WAIVE ALL RIGHTS TO TRIAL BY JURY OF ALL DISPUTES BETWEEN THEM. NEITHER OF THE BANKS NOR ANY BORROWER SHALL BE DEEMED TO HAVE GIVEN UP THIS WAIVER OF JURY TRIAL UNLESS THE PARTY CLAIMING THAT THIS WAIVER HAS BEEN RELINQUISHED HAS A WRITTEN INSTRUMENT SIGNED BY THE OTHER PARTY STATING THAT THIS WAIVER HAS BEEN GIVEN UP.

         Y. RELEASE. AS OF THE DATE HEREOF EACH OF THE BORROWERS REPRESENTS AND WARRANTS THAT THEY ARE AWARE OF, AND POSSESS, NO CLAIMS OR CAUSES OF ACTION AGAINST EITHER OF THE BANKS OR THE AGENT. NOTWITHSTANDING THIS REPRESENTATION AND AS FURTHER CONSIDERATION FOR THE AGREEMENTS AND UNDERSTANDINGS HEREIN, EACH OF THE BORROWERS INDIVIDUALLY, JOINTLY, SEVERALLY, AND JOINTLY AND SEVERALLY, IN EVERY CAPACITY, INCLUDING BUT NOT LIMITED TO, AS SHAREHOLDERS, OFFICERS, PARTNERS, DIRECTORS, INVESTORS, OR CREDITORS OF ANY ONE OR MORE OF THE BORROWERS, EACH OF ITS EMPLOYEES, AGENTS, EXECUTORS, SUCCESSORS AND ASSIGNS, HEREBY RELEASES EACH OF THE BANKS AND THE AGENT, THEIR OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, AFFILIATES, SUBSIDIARIES, SUCCESSORS AND ASSIGNS FROM ANY LIABILITY, CLAIM, RIGHT OR CAUSE OF ACTION THAT NOW EXISTS, OR HEREAFTER ARISES, WHETHER KNOWN OR UNKNOWN, ARISING FROM OR IN ANY WAY RELATED TO FACTS IN EXISTENCE AS OF THE DATE HEREOF. BY WAY OF EXAMPLE AND NOT LIMITATION, THE FORGOING INCLUDES ANY CLAIMS IN ANY WAY RELATED TO ACTIONS TAKEN OR OMITTED TO BE TAKEN BY EITHER OF THE BANKS OR THE AGENT UNDER THE LOAN DOCUMENTS, THE BUSINESS RELATIONSHIP WITH EITHER OF THE BANKS OR THE AGENT AND ALL OTHER OBLIGATIONS OF ANY NATURE OR KIND OF ANY ONE OR MORE OF THE BORROWERS, ANY ORAL AGREEMENTS OR UNDERSTANDINGS (ACTUAL OR ALLEGED), ANY BANKING RELATIONSHIPS THAT ANY ONE OR MORE OF THE BORROWERS HAS OR MAY HAVE HAD WITH EITHER OF THE BANKS AT ANY TIME AND FOR ANY REASON INCLUDING, BUT NOT LIMITED TO, DEMAND DEPOSIT ACCOUNTS, OR OTHERWISE, BUT DOES NOT INCLUDE THE PARTIES' FUTURE RIGHTS TO RECEIVE LOANS UNDER THE TERMS OF THE LOAN DOCUMENTS, AS AMENDED BY THIS AGREEMENT, OR AS TO AMOUNTS ON DEPOSIT WITH EITHER OF THE BANKS OR STOCK CERTIFICATES PLEDGED TO AND HELD BY EITHER OF THE BANKS AS COLLATERAL FOR THE OBLIGATIONS.


BANK ONE, MICHIGAN, f/k/a                                     PNC BANK, NATIONAL ASSOCIATION
NBD BANK, individually and as Agent

By: /s/ Christer Lucander                                     By: /s/ Frank Devine
   ------------------------------------------------              --------------------------------------------------

       Name: Christer Lucander                                       Name:  Frank Devine
            ---------------------------------------                         ---------------------------------------

              Title:  First Vice President                                      Title: Assistant Vice President
                    -------------------------------                                   -----------------------------


OWOSSO CORPORATION                                            AHAB INVESTMENT COMPANY

By: /s/ George B. Lemmon, Jr.                                 By: /s/ George B. Lemmon, Jr.
    -----------------------------------------------               ------------------------------------------------

       Name: George B. Lemmon, Jr.                                   Name: George B. Lemmon, Jr.
            ---------------------------------------                       ----------------------------------------

              Title: President & CEO                                        Title: President
                    -------------------------------                               --------------------------------


DWZM, INC.                                                    SMX LIQUIDATION CORP., INC.

By: /s/ George B. Lemmon, Jr.                                 By: /s/ George B. Lemmon, Jr.
    -----------------------------------------------               ------------------------------------------------

       Name: George B. Lemmon, Jr.                                   Name: George B. Lemmon, Jr.
            ---------------------------------------                       ----------------------------------------

              Title: President                                             Title: President
                    -------------------------------                               --------------------------------

GBMC, INC.                                                    STATURE ELECTRIC, INC.


By: /s/ George B. Lemmon, Jr.                                 By: /s/ George B. Lemmon, Jr.
    -----------------------------------------------               ------------------------------------------------

       Name: George B. Lemmon, Jr.                                   Name: George B. Lemmon, Jr.
            ---------------------------------------                       ----------------------------------------

              Title: President                                              Title: President
                    -------------------------------                               --------------------------------


[Signatures continued on following page]

[Signatures continued from previous page]


OWOSSO MOTOR GROUP, INC.                                     AAC LIQUIDATION CORP., INC.


By: /s/ George B. Lemmon, Jr.                                 By: /s/ George B. Lemmon, Jr.
    -----------------------------------------------               -----------------------------------------------

       Name: George B. Lemmon, Jr.                                   Name: George B. Lemmon, Jr.
            ---------------------------------------                       ---------------------------------------

              Title: President                                              Title: President
                    -------------------------------                               -------------------------------


OWOSSO-DELAWARE, INC.                                         MOTOR PRODUCTS-OHIO
                                                              CORPORATION

By: /s/ George B. Lemmon, Jr.                                 By: /s/ George B. Lemmon, Jr.
    -----------------------------------------------               -----------------------------------------------

       Name: George B. Lemmon, Jr.                                   Name: George B. Lemmon, Jr.
            ---------------------------------------                       ---------------------------------------

              Title: President                                              Title: President
                    -------------------------------                               -------------------------------


MOTOR PRODUCTS-OWOSSO
CORPORATION


By: /s/ George B. Lemmon, Jr.
    -----------------------------------------------

       Name: George B. Lemmon, Jr.
            ---------------------------------------

              Title: President
                    -------------------------------
